UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2013

U.S. Silica Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35416	26-3718801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD		21701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 3, 2013, U.S. Silica Holdings, Inc. (the “Company”) announced a secondary offering of shares of the Company’s common stock by Golden Gate Capital. A copy of the press release announcing the secondary offering is attached hereto as Exhibit 99.1. The Company expects to conduct investor presentations in connection with the secondary offering. The Company expects to reaffirm its current guidance ranges during certain of these presentations.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

99.1    U.S. Silica Holdings, Inc. press release dated June 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. Silica Holdings, Inc.

/s/ Donald A. Merril
Name:	Donald A. Merril
Title:	Chief Financial Officer

Date: June 3, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated June 3, 2013

4